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                                                                   EXHIBIT 10.45

                               eCHAPMAN.COM, INC.
                             CHAPMAN HOLDINGS, INC.
                          AGREEMENT AND PLAN OF MERGER

                                     WAIVER

    THIS WAIVER dated as of June 13, 2000 is entered into by and among eChapman.com, Inc., a Maryland corporation ("eChapman") and Chapman Holdings, Inc. ("Chapman").

                                    RECITALS

    A. eChapman and Chapman have entered into that certain Agreement and Plan of Merger dated November 15, 1999 (the "Merger Agreement") pursuant to which eChapman and Chapman have agreed that Chapman shall merge into a wholly-owned subsidiary of eChapman on the terms and conditions set forth therein.

    B. Section 8.1 of the Merger Agreement provides, in relevant part: "Unless waived by the parties, the respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions: ... (f) eChapman shall have completed a public offering ... in which (i) eChapman receives gross proceeds of no less than
Twenty Million dollars ($20,000,000). . . ."

    C. The Board of Directors of eChapman, the Board of Directors of Chapman and, separately, the Merger Committee of the Board of Directors of Chapman, constituted solely of independent directors, each have considered a partial waiver of the condition set forth in Section 8.1(f)(i) of the Merger Agreement and each have approved such partial waiver on the terms set forth herein.

    NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. The recitals set forth above are incorporated by reference herein.

        2. eChapman and Chapman each hereby waive the condition set forth in
Section 8.1(f)(i) of the Merger Agreement only to the extent that in lieu of gross proceeds of no less than Twenty Million dollars (20,000,000), eChapman must receive gross proceeds of no less than Sixteen Million Three Hundred Twenty Thousand dollars ($16,320,000).


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    IN WITNESS WHEREOF, this Waiver is entered into as of the date first set forth above.

                                        eCHAPMAN.COM, INC.

                                        By:  /s/ NATHAN A. CHAPMAN, JR.
                                            -----------------------------------
                                             Nathan A. Chapman, Jr.
                                             President

                                        CHAPMAN HOLDINGS, INC.

                                        By:  /s/ NATHAN A. CHAPMAN, JR.
                                             -----------------------------------
                                             Nathan A. Chapman, Jr.
                                             President


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